                                                                   EXHIBIT 99.1

     Summary Unaudited Consolidated Pro Forma Financial Statements. The following summary unaudited consolidated pro forma financial statements give effect to the purchase of shares of Common Stock, par value $0.01 per share ("Shares"), of Conectiv, a Delaware corporation (the "Company"), pursuant to the Company's offer to purchase 14 million Shares at a price not greater than $25.50 nor less than $23.50 per Share in cash (the "Offer"), including the related incurrence of indebtedness, and the reduction in the dividend on the Shares, based on certain assumptions described below and in the related Notes below. The Summary Unaudited Consolidated Pro Forma Balance Sheets give effect to the purchase of Shares pursuant to the Offer, including the related incurrence of indebtedness, as though such events occurred as of the respective dates of such balance sheets. The Summary Unaudited Consolidated Pro Forma Statements of Income for the three-month period ended March 31, 1999 and for the year ended December 31, 1998 give effect to the purchase of Shares pursuant to the Offer, including the related incurrence of indebtedness, and the reduction in the dividend on the Shares as though such events occurred on January 1, 1999 and March 1, 1998, respectively. The summary unaudited consolidated pro forma financial statements should be read in conjunction with the historical consolidated financial information of the Company and does not purport to be indicative of the operating results that would actually have been obtained, or operating results that may be obtained in the future, or the financial position that would have resulted had the purchase of the Shares pursuant to the Offer, including the related incurrence of indebtedness, and the reduction in the dividend on the Shares been completed at the dates indicated.

     The pro forma adjustments assume the following:

     (A) The issuance by the Company of $357.0 million of debt at an average interest rate of 7%, including (a) $250.0 million of medium term notes ("Notes") having an average life of 5 years, and (b) $107.0 million of commercial paper; and the payment by the Company of $1.7 million in fees and expenses relating to the issuance of the Notes.

     (B) The realization of an income tax benefit resulting from interest expense on the debt and amortization of debt issuance expenses, based on an effective income tax rate of 40.85%.

     (C) The use by the Company of proceeds from the debt issuance to purchase 14,000,000 Shares at $25 1/2 per Share in the Offer, including Shares purchased as the result of the conversion of shares of Class A Common Stock; and the payment by the Company of $3.0 million of related Offer expenses.

     (D) The payment of dividends on Shares at $0.22 per Share per quarter, or $0.88 per Share per year.

     (E) A decrease in the number of outstanding shares of Class A Common Stock due to the conversion of shares of Class A Common Stock to Shares and purchase of Shares by the Company in the Offer, assuming each share of Class A Common Stock was converted to 1.59997 Shares. A reduction in the Class A Common Stock's percentage of earnings from the Atlantic Utility Group (as defined in the Company's Restated Certificate of Incorporation) that exceed $40.0 million per year from 30% to 27.2% is assumed for the three months ended March 31, 1999 and 27.3% for the twelve months ended December 31, 1998.

     (F) The number of Shares purchased from holders of Class A Common Stock who elect to convert shares of Class A Common Stock to Shares was assumed to be equal to the quotient of (a) the number of shares of Class A Common Stock outstanding multiplied by the Class A Common Stock conversion ratio, divided by (b) (i) the number of Shares outstanding as of the date Shares are assumed to be purchased under the Offer, and
         (ii) the number of shares of Class A Common Stock outstanding multiplied by the Class A Common Stock conversion ratio, multiplied by
         (c) the 14,000,000 Shares purchased in the Offer. The balance of the 14,000,000 Shares purchased is assumed to be from holders of Shares other than the Shares attributed to the conversion of Class A Common Stock.

                           CONECTIV AND SUBSIDIARIES

            SUMMARY UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEETS
                              AS OF MARCH 31, 1999
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                           PRO FORMA
                                                            HISTORICAL    ADJUSTMENTS      PRO FORMA
                                                            ----------    -----------      ----------
ASSETS
Current assets............................................  $  765,956     $ (4,700)(1)    $  761,256
Investments...............................................     405,653           --           405,653
Property, plant and equipment.............................   4,475,390           --         4,475,390
Deferred charges and other assets.........................     487,584        1,700(2)        489,284
                                                            ----------     --------        ----------
Total assets..............................................  $6,134,583     $ (3,000)       $6,131,583
                                                            ==========     ========        ==========

CAPITALIZATION AND LIABILITIES
Current liabilities.......................................  $1,159,529     $107,000(3)     $1,266,529
Deferred credits and other liabilities....................   1,141,330           --         1,141,330
Capitalization............................................                                         --
  Common stockholders' equity.............................   1,848,210     (360,000)(4)     1,488,210
  Preferred stock of subsidiaries.........................     284,883           --           284,883
  Long-term debt..........................................   1,700,631      250,000(5)      1,950,631
                                                            ----------     --------        ----------
                                                             3,833,724     (110,000)        3,723,724
                                                            ----------     --------        ----------
Total capitalization and liabilities......................  $6,134,583     $ (3,000)       $6,131,583
                                                            ==========     ========        ==========
Common shares outstanding (000)
  Shares..................................................     100,589      (12,677)(6)        87,912
  Class A common stock....................................       6,561         (827)(7)         5,734
Book value per common share...............................  $    17.25             (8)     $    15.89

   The Notes to Summary Unaudited Consolidated Pro Forma Financial Statements
                    are an integral part of this statement.

                           CONECTIV AND SUBSIDIARIES

         SUMMARY UNAUDITED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
                FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 1999
          (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND RATIOS)

                                                                      PRO FORMA
                                                       HISTORICAL    ADJUSTMENTS         PRO FORMA
                                                       ----------    -----------         ---------
Operating revenues...................................   $946,585                         $946,585
Operating expenses...................................    844,047                          844,047
                                                        --------                         --------
Operating income.....................................    102,538                          102,538
                                                        --------                         --------
Other income.........................................     23,113                           23,113
                                                        --------                         --------
Interest expense.....................................     38,694         6,333(9)          45,027
                                                        --------      --------           --------
Preferred stock dividend requirements of
  subsidiaries.......................................      4,948                            4,948
                                                        --------                         --------
Income before income taxes...........................     82,009        (6,333)            75,676
                                                        --------      --------           --------
Income taxes.........................................     33,314        (2,587)(10)        30,727
                                                        --------      --------           --------
Net income...........................................   $ 48,695      $ (3,746)          $ 44,949
                                                        ========      ========           ========
Earnings applicable to common stock
  Shares.............................................   $ 47,358      $ (3,621)(11)      $ 43,737
  Class A common stock...............................      1,337          (125)(11)(b)      1,212
                                                        --------      --------           --------
                                                        $ 48,695      $ (3,746)          $ 44,949
                                                        ========      ========           ========
Average shares outstanding (000)
  Shares.............................................    100,532       (12,677)(12)        87,855
                                                        --------      --------           --------
  Class A common stock...............................      6,561          (827)(13)         5,734
                                                        --------      --------           --------
Earnings per average share -- basic and diluted
  Shares.............................................   $   0.47      $   0.03(14)       $   0.50
                                                        --------      --------           --------
  Class A common stock...............................   $   0.20      $   0.01(14)       $   0.21
                                                        --------      --------           --------
Dividends declared per share
  Shares.............................................   $  0.385      $ (0.165)(15)      $   0.22
                                                        --------      --------           --------
  Class A common stock...............................   $   0.80      $     --           $   0.80
                                                        --------      --------           --------
Ratio of earnings to fixed charges(a)................       2.71              (16)           2.40

---------------
(a) For the twelve months ended March 31, 1999.

   The Notes to Summary Unaudited Consolidated Pro Forma Financial Statements
                    are an integral part of this statement.

                           CONECTIV AND SUBSIDIARIES

            SUMMARY UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEETS
                            AS OF DECEMBER 31, 1998
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                      PRO FORMA
                                                       HISTORICAL    ADJUSTMENTS      PRO FORMA
                                                       ----------    -----------      ----------
ASSETS
Current assets.......................................  $  723,872     $ (4,700)(1)    $  719,172
Investments..........................................     387,678            --          387,678
Property, plant and equipment........................   4,480,387            --        4,480,387
Deferred charges and other assets....................     495,737         1,700(2)       497,437
                                                       ----------     ---------       ----------
Total assets.........................................  $6,087,674     $ (3,000)       $6,084,674
                                                       ==========     =========       ==========

CAPITALIZATION AND LIABILITIES
Current liabilities..................................  $1,081,791     $ 107,000(3)    $1,188,791
Deferred credits and other liabilities...............   1,131,277            --        1,131,277
Capitalization
  Common stockholders' equity........................   1,843,161      (360,000)(4)    1,483,161
  Preferred stock of subsidiaries....................     284,883            --          284,883
  Long-term debt.....................................   1,746,562       250,000(5)     1,996,562
                                                       ----------     ---------       ----------
                                                        3,874,606      (110,000)       3,764,606
                                                       ----------     ---------       ----------
Total capitalization and liabilities.................  $6,087,674     $  (3,000)      $6,084,674
                                                       ==========     =========       ==========
Common shares outstanding (000)
  Shares.............................................     100,517       (12,682)(6)       87,835
  Class A common stock...............................       6,561          (824)(7)        5,737
Book value per common share..........................  $    17.21            --(8)    $    15.85

   The Notes to Summary Unaudited Consolidated Pro Forma Financial Statements
                    are an integral part of this statement.

                           CONECTIV AND SUBSIDIARIES

         SUMMARY UNAUDITED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
          (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND RATIOS)

                                                              PRO FORMA
                                               HISTORICAL    ADJUSTMENTS              PRO FORMA
                                               ----------    -----------              ----------
Operating revenues...........................  $3,071,606                             $3,071,606
Operating expenses...........................   2,684,691                              2,684,691
                                               ----------                             ----------
Operating income.............................     386,915                                386,915
                                               ----------                             ----------
Other income.................................      36,860                                 36,860
                                               ----------                             ----------
Interest expense.............................     149,431     $ 21,108(17)               170,539
                                               ----------     --------                ----------
Preferred stock dividend requirements of
  subsidiaries...............................      15,326                                 15,326
                                               ----------                             ----------
Income before income taxes...................     259,018      (21,108)                  237,910
                                               ----------     --------                ----------
Income taxes.................................     105,817       (8,623)(10)               97,194
                                               ----------     --------                ----------
Net income...................................  $  153,201     $(12,485)               $  140,716
                                               ==========     ========                ==========
Earnings applicable to common stock
  Shares.....................................  $  141,292     $(11,413)(18)           $  129,879
  Class A common stock.......................      11,909       (1,072)(18)(b)            10,837
                                               ----------     --------                ----------
                                               $  153,201     $(12,485)               $  140,716
                                               ==========     ========                ==========
Average shares outstanding (000)
  Shares.....................................      94,338      (10,568)(12)               83,770
                                               ----------     --------                ----------
  Class A common stock.......................       6,561         (824)(13)                5,737
                                               ----------     --------                ----------
Earnings per average share-basic and diluted
  Shares.....................................  $     1.50     $   0.05(14)            $     1.55
                                               ----------     --------                ----------
  Class A common stock.......................  $     1.82     $   0.07(14)            $     1.89
                                               ----------     --------                ----------
Dividends declared per share
  Shares.....................................  $     1.54     $  (0.66)(15)           $     0.88
                                               ----------     --------                ----------
  Class A common stock.......................  $     3.20     $     --                $     3.20
                                               ----------     --------                ----------
Ratio of earnings to fixed charges...........        2.38             (16)                  2.09

 The Notes to Summary Unaudited Consolidated Pro Forma Financial Statements are
                      an integral part of this statement.

     NOTES TO SUMMARY UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(1) Represents the effects on cash of the following:
     (a) Proceeds from issuance of debt: $250 million of Notes and
         $107 million of commercial paper.                                           $ 357,000
     (b) Debt issuance costs paid.                                                      (1,700)
     (c) 14,000,000 Shares redeemed at $25 1/2 per Share.                             (357,000)
     (d) Represents assumed costs of Offer.                                             (3,000)
                                                                                     ---------
                                                                                     $  (4,700)
                                                                                     =========
(2) Represents assumed costs of issuing $250 million of Notes with a five-year average life.
(3) Represents assumed amount of funds used to purchase
    Shares which are raised from issuing commercial
    paper.
(4) (a) 14,000,000 Shares are assumed to be repurchased at $25 1/2
        per Share.                                                                   $(357,000)
     (b) Represents assumed costs of Offer.                                             (3,000)
                                                                                     ---------
                                                                                     $(360,000)
                                                                                     =========
(5) Represents the assumed amount of funds used to purchase Shares which are raised from issuing Notes with a five-year average life.
(6) Represents the assumed purchase of Shares excluding the Shares purchased due to the conversion of Class A Common Stock.
(7) Represents the assumed number of shares of Class A Common Stock which are converted to Shares.
(8) The book value per common share is equal to total common stockholders' equity divided by the number of total Shares and shares of Class A Common Stock outstanding.
(9) (a) Quarterly interest expense on $357 million of 7.0% debt
        issued on January 1, 1999.                                                   $   6,248
    (b) Quarterly amortization of the assumed debt issuance costs of $1.7 million amortized over the five-year average life
        of the Notes.                                                                       85
                                                                                     ---------
                                                                                     $   6,333
                                                                                     =========
(10) Income tax benefit of debt interest expense and amortization of debt issuance expenses based on an effective income tax rate of 40.85%.
(11) (a) Represents the pro forma effect on net income of the debt
         issuance.                                                                   $  (3,746)
      (b) Represents assumed increase in earnings available for
          Shares, (and decrease in earnings available for Class A
          Common Stock) due to the decrease in percentage allocable
          to shares of Class A Common Stock of earnings from the
          Atlantic Utility Group in excess of $40 million per year
          from 30% to 27.2%, due to fewer shares of Class A Common
          Stock outstanding.                                                               125
                                                                                     ---------
                                                                                     $  (3,621)
                                                                                     =========
(12) Represents the decrease in the number of average Shares outstanding due to the purchase of Shares in the Offer other than Shares attributed to conversion of Class A Common Stock.
(13) Represents the decrease in the number of average shares of
     Class A Common Stock outstanding due to the shares of Class A
     Common Stock which are converted to Shares in the Offer.
(14) Pro forma earnings per average share were computed based on pro forma earnings and pro forma average shares outstanding.

(15) The quarterly dividend rate is assumed to decrease from $0.385 per Share to $0.22 per Share. The annual dividend rate is
     assumed to decrease from $1.54 per Share to $0.88 per Share.
(16) The pro forma ratio of earnings to fixed charges is based on the historical ratio of earnings to fixed charges adjusted for the pro forma increase in annual interest expense.
(17) (a) Ten-twelfths of annual interest expense on $357 million of
         7.0% debt assumed to have been issued on March 1, 1998,
         the Merger date.                                                            $  20,825
      (b) Ten-twelfths of annual amortization of the assumed debt issuance costs of $1.7 million amortized over the
          five-year average life of the debt.                                              283
                                                                                     ---------
                                                                                     $  21,108
                                                                                     =========
(18) (a) Represents the pro forma effect on net income of the debt
         issuance.                                                                   $ (12,485)
      (b) Represents assumed increase in earnings available for
          Shares (and decrease in earnings available for Class A
          Common Stock) due to the decrease in percentage allocable
          to shares of Class A Common Stock of earnings from the
          Atlantic Utility Group in excess of $40 million per year
          from 30% to 27.3%, due to fewer shares of Class A Common
          Stock outstanding.                                                             1,072
                                                                                     ---------
                                                                                     $ (11,413)
                                                                                     =========